INCOME TAXES	9 Months Ended	12 Months Ended
	Dec. 31, 2019	Mar. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company determines deferred tax assets and liabilities based upon the differences between the financial statement and tax bases of the Company’s assets and liabilities using tax rates in effect for the year in which the Company expects the differences to affect taxable income. A valuation allowance is established for any deferred tax assets for which it is more likely than not that all or a portion of the deferred tax assets will not be realized. Based on the available information and other factors, management believes it is more likely than not that its federal and state net deferred tax assets will not be fully realized, and the Company has recorded a full valuation allowance.

The Company files U.S. federal and state income tax returns in jurisdictions with varying statutes of limitations.  All tax returns from 2016 to 2019 may be subject to examination by the U.S. federal and state tax authorities.  As of December 31, 2019, the Company has not recorded any liability for unrecognized tax benefits related to uncertain tax positions.

Based on the available information and other factors, management believes it is more likely than not that the net deferred tax assets at, March 31, 2019 and 2018, will not be fully realizable. Accordingly, management has recorded a full valuation allowance against its net deferred tax assets at, March 31, 2019 and 2018. At March 31, 2019 and 2018, the Company had federal net operating loss carry-forwards of approximately $817,000 and  $182,500, respectively, expiring beginning in 2037.

Deferred tax assets consist of the following components:

	March 31, 2019	March 31, 2018
Net loss carryforward	$817,000	$182,500
Valuation allowance	(817,000)	(182,500)
Total deferred tax assets	$—	$—